Rule 497(e)
                                                       File Nos. 2-89550


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           FUTUREFUNDS SERIES ACCOUNT

                    Supplement dated February 5, 1999 to the

                          Prospectus dated May 1, 1998

Effective February 5, 1999, the American Century VP Capital Appreciation Investment Division and the Fidelity VIP II Asset Manager Investment Division will be closed to Contributions and Transfers.

Great-West Life & Annuity Insurance Company is seeking an order of the Securities and Exchange Commission (the "SEC") to permit a substitution of American Century VP Capital Appreciation (the "American Century Portfolio") and the Fidelity VIP II Asset Manager Fund (the "Fidelity Fund"). If the substitution is allowed by the SEC, shares of the American Century Portfolio will be substituted with shares of the Maxim Stock Index Portfolio and shares of the Fidelity Fund will be substituted with shares of the Maxim INVESCO Balanced Portfolio. Any amounts that you have allocated to the American Century Portfolio and the Fidelity Fund as of the date of the substitution automatically will be transferred to the Maxim Stock Index Portfolio and the Maxim INVESCO Balanced Portfolio, respectively. Both the Maxim Stock Index Portfolio and the Maxim INVESCO Balanced Portfolio are presently available under your Contract and are described more fully in the current prospectus for the Maxim Series Fund, Inc., which you may request free of charge by writing or calling us.

If the SEC permits the substitution, we will notify you in advance of the date we set the substitution to occur. At any time before that date, you may Transfer amounts you have allocated to the American Century Portfolio or the Fidelity Fund to any other Investment Division or combination of Investment Divisions of your choice free of charge. Also, if you presently have existing instructions on file with Great-West that direct us to allocate any portion of your Contributions or Transfers to the American Century Portfolio or the Fidelity Fund, we recommend that you change those allocations. You may change your allocation instructions without charge by calling KeyTalk(R) or contacting a Customer Service representative at 1-800-701-8255.

This supplement should be retained with the Prospectus for future reference.